DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Connecticut Municipal Money Market Fund, Inc. for its 12-month reporting period ended September 30, 1997. Your Fund produced a yield of 2.89% and, after taking into account the effect of compounding, an effective yield of 2.93%.*
THE ECONOMY
    Second quarter Gross Domestic Product (GDP) growth slowed to 3.3% from 4.9% in the first quarter, but summer and early fall statistics depict a strong U.S. economy. The index of leading economic indicators rose solidly in July, as did retail and construction spending, while industrial production rose 0.7% in August. In fact, despite the UPS strike, recent production gains have been vigorous enough to outstrip the torrid pace of capacity expansion. Consumer confidence has also been climbing, reaching 127.6 in August and
128.6 in September, nearly equaling the 28-year high seen in June. While there were some signs of softness in September's economic statistics, most analysts view this as a pause,with the economy's fundamentals continuing to point to brisk growth ahead.
    Although economic strength has been a harbinger of higher inflation in the past, thus far the current expansion has not had a similar effect. Consumer prices - excluding food and energy costs, which fluctuate greatly - have risen at a scant 2.2% so far this year, down from 2.6% last year. However, a tightening labor market could foreshadow a turn toward higher prices ahead. Financial market volatility continues to reflect investor sensitivity to inflationary pressures, although the Federal Reserve Board's Open Market Committee (FOMC) has not raised the Federal Funds rate since March. On the positive side, the Asian currency crisis could blunt incipient U.S. inflationary pressures by curtailing exports to the region and exporters' earnings, thereby muting any potential rise in U.S. interest rates. During the past few months, interest rates on money market securities have remained virtually unchanged, although a drop in U.S. Treasury Bill issuance has produced slightly lower yields on maturities of three and six months.
MARKET ENVIRONMENT/PORTFOLIO
    Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as an increase in available securities due to fund redemptions (April tax season), a dearth of supply of high quality issues (end of June maturities), and substantial new money market issuance (mid-July financings). Our portfolio adjustments attempt to structure the Fund in such a way as to take advantage of these changing conditions in an effort to enhance the Fund's return while maintaining our commitment to high quality holdings.
    In response to the changes we anticipated in both cash flow and supply conditions, we began preparations in early June for extending the average maturity of your Fund. Initially, the lack of supply of suitable Connecticut-exempt paper restrained the maturity extension to some degree. However, where possible, we committed to high quality issues that lengthened the Fund's average maturity to the 50-day range. We expect to continue to purchase notes selectively in the coming months in seeking to maximize your Fund's current yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor any conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                         SEPTEMBER 30, 1997
                                                                                                     Principal
Tax Exempt Investments-100.0%                                                                           Amount          Value
                                                                                                       -------        -------
Connecticut-90.5%
State of Connecticut, VRDN,
  Special Tax Obligation Revenue, (Transportation Infrastructure-1):
    4.10% (LOC; Commerzbank) (a,b)..........................................                     $  18,400,000  $  18,400,000
    4.05% (Liquidity; Bayerische Landesbank) (a)............................                         5,000,000      5,000,000
Connecticut Development Authority, VRDN:
  Health Care Revenue (Corp. for Independent Living Project)
    4% (LOC; Chase Manhattan Bank) (a,b)....................................                         8,100,000      8,100,000
  IDR (Blase and Bromley Realty Project) 3.90% (LOC; Fleet Bank) (a,b)......                         3,220,000      3,220,000
  PCR:
    (Connecticut Light and Power Co. Project):
      4.05%, Series A (Insured; AMBAC and Liquidity; Societe Generale) (a)..                         8,000,000      8,000,000
    Refunding:
      4%, Series A (LOC; Deutsche Bank) (a,b)...............................                        22,500,000     22,500,000
      4%, Series B (LOC; Union Bank of Switzerland) (a,b)...................                         8,000,000      8,000,000
    Refunding (Western Massachusetts Electric Co.)
      3.90%, Series A (LOC; Union Bank of Switzerland) (a,b)................                         8,800,000      8,800,000
Connecticut Health and Educational Facilities Authority, Revenue:
  CP (Yale University):
    3.55%, Series S, 10/21/97 (Guaranteed by: Yale University)..............                         2,000,000      2,000,000
    3.55%, Series S, 11/10/97 (Guaranteed by: Yale University)..............                         5,000,000      5,000,000
  VRDN (Charlotte Hungerford Hospital)
    3.75%, Series B (LOC; Bank of Boston) (a,b).............................                           900,000        900,000
Connecticut Housing Finance Authority, VRDN (Housing Mortgage Finance
Program)
  4%, Series G (BPA; Morgan Guaranty Trust Co. and Insured; AMBAC) (a)......                         8,765,000      8,765,000
Connecticut Municipal Electric Energy Co-Op, Power Supply System Revenue, CP
  3.65%, Series A, 12/11/97 (LOC; Fleet Bank) (b)...........................                         3,600,000      3,600,000
Connecticut Special Assessment Unemployment Compensation Advance Fund,
Revenue
  (Connecticut Unemployment)
  3.90%, Series C, 7/1/98 (Insured and Liquidity; FGIC).....................                        15,000,000     15,000,000
Town of Manchester, GO Notes 4%, Lot B, 5/27/98.............................                         8,000,000      8,015,535
Town of Meriden, BAN:
  4%, 2/12/98...............................................................                         8,950,000      8,959,568
  4%, Lot B, 2/12/98........................................................                         5,625,000      5,633,573
Town of New Britain, VRDN 3.95% (LOC; Bank of Nova Scotia) (a,b)............                         7,900,000      7,900,000
City of New Haven, GO Notes 5%, 2/15/98 (Insured; FGIC).....................                         2,150,000      2,159,866
Stamford, Higher Education Revenue, BAN 4%, 4/1/98..........................                         4,725,000      4,732,983
Stamford Housing Authority, Revenue, VRDN (Morgan Street Project)
  4.10% (LOC; Deutsche Bank) (a,b)..........................................                         7,500,000      7,500,000

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 SEPTEMBER 30, 1997
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                      Amount          Value
                                                                                                       -------        -------
U.S. Related-9.5%
Commonwealth of Puerto Rico:
  Government Development Bank, VRDN 3.70% (LOC; Credit Suisse) (a,b)........                    $    6,000,000 $    6,000,000
  Highway and Transportation Authority, Highway Revenue, VRDN
    3.70%, Series X (LOC: Landesbank Hessen-Thuringen, Swiss Bank Corp. and
    Union Bank of Switzerland) (a,b)........................................                         2,620,000      2,620,000
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
Control
  Facilities Financing Authority, Higher Education Revenue, VRDN
  (Ana G. Mendez University Systems Project)
  3.85%, Series A (LOC; Banco Popular de Puerto Rico) (a,b).................                         8,400,000      8,400,000
                                                                                                                      -------
TOTAL INVESTMENTS (cost $179,206,525).......................................                                     $179,206,525
                                                                                                                      =======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      GO       General Obligation
BAN           Bond Anticipation Notes                            IDR      Industrial Development Revenue
BPA           Bond Purchase Agreement                            LOC      Letter of Credit
CP            Commercial Paper                                   PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               VRDN     Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Moody's                             or                Standard & Poor's                    Percentage of Value
--------                                              ------------------                   -------------------
VMIG1/MIG1, P1 (c)                                    SP1+/SP1, A1+/A1, A2 (c)                      79.1%
Not Rated (d)                                         Not Rated (d)                                 20.9
                                                                                                    ----
                                                                                                   100.0%
                                                                                                    ====

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At September 30, 1997, 58.3% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks, of which Commerzbank, Deutsche Bank and Union Bank of Switzerland provided letters of credit to 10.1%, 16.5% and 10.7%, respectively, of the Fund's net assets.
    (c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d) Securities which, while not rated by Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                        SEPTEMBER 30, 1997
                                                                                                          Cost          Value
                                                                                                      --------       --------
ASSETS:                          Investments in securities-See Statement of Investments           $179,206,525   $179,206,525
                                 Cash.......................................                                        1,842,543
                                 Interest receivable........................                                        1,013,107
                                 Prepaid expenses...........................                                            6,583
                                                                                                                     --------

                                                                                                                  182,068,758
                                                                                                                     --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         90,473
                                 Accrued expenses...........................                                           47,823
                                                                                                                     --------

                                                                                                                      138,296
                                                                                                                     --------
NET ASSETS..................................................................                                     $181,930,462
                                                                                                                     ========
REPRESENTED BY:                  Paid-in capital............................                                     $181,964,320
                                 Accumulated net realized gain (loss) on investments
                                                                                                                      (33,858)
                                                                                                                     --------
NET ASSETS..................................................................                                     $181,930,462
                                                                                                                     ========
SHARES OUTSTANDING
(1 billion shares of $.001 par value Common Stock authorized)...............                                      181,964,320
NET ASSET VALUE, offering and redemption price per share....................                                            $1.00
                                                                                                                         ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                  YEAR ENDED SEPTEMBER 30, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                       $6,675,216
EXPENSES:                    Management fee-Note 2(a).......................                       $   942,218
                             Shareholder servicing costs-Note 2(b)..........                           269,058
                             Professional fees..............................                            41,031
                             Custodian fees.................................                            19,437
                             Registration fees..............................                            10,143
                             Prospectus and shareholders' reports...........                             9,939
                             Directors' fees and expenses-Note 2(c).........                             9,006
                             Miscellaneous..................................                             7,304
                                                                                                        ------
                                         Total Expenses...........................................   1,308,136
                             Less-reduction in management fee due to
                                     undertaking-Note 2(a)...........................                  (82,369)
                                                                                                        ------
                                         Net Expenses...........................................     1,225,767
                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                        5,449,449
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                           44,698
                                                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $5,494,147
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended           Year Ended
                                                                                           September 30, 1997  September 30, 1996
                                                                                                   ----------      ----------
OPERATIONS:
  Investment income-net.............................................                           $     5,449,449 $    6,207,980
  Net realized gain (loss) on investments...........................                                    44,698           ----
                                                                                                      --------       --------
      Net Increase (Decrease) in Net Assets Resulting from Operations                                5,494,147      6,207,980
                                                                                                      --------       --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.............................................                                (5,449,449)    (6,207,980)
                                                                                                      --------       --------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.....................................                               237,558,939    304,245,758
  Dividends reinvested..............................................                                 5,206,544      5,969,752
  Cost of shares redeemed...........................................                              (250,907,105)  (353,119,723)
                                                                                                      --------        -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions                             (8,141,622)   (42,904,213)
                                                                                                      --------       --------
        Total Increase (Decrease) in Net Assets.....................                                (8,096,924)   (42,904,213)
NET ASSETS:
  Beginning of Period...............................................                               190,027,386    232,931,599
                                                                                                      --------       --------
  End of Period.....................................................                             $ 181,930,462  $ 190,027,386
                                                                                                      ========       ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended September 30,
                                                                            -------------------------------
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ----         ----       ----        ----        ----
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net........................                .029        .029        .033        .023        .023
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........               (.029)      (.029)      (.033)      (.023)      (.023)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............             $  1.00     $  1.00     $  1.00     $  1.00    $   1.00
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                2.93%       2.94%       3.35%       2.33%       2.34%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .65%        .63%        .45%        .22%        .12%
    Ratio of net investment income to average net assets         2.89%       2.90%       3.31%       2.30%       2.30%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                  04%        .03%        .18%        .42%        .55%
    Net Assets, end of period (000's Omitted)....            $181,930    $190,027    $232,932    $242,067    $212,288
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of Connecticut income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $34,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied, the carryover expires in fiscal 2004.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1996 through September 30, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $82,369 during the period ended September 30, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged $169,509 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $70,863 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Connecticut Municipal Money Market Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
November 3, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS CONNECTICUT MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            101AR979
Registration Mark
[Dreyfus logo]
Connecticut
Municipal Money
Market Fund, Inc.
Annual Report
September 30, 1997